SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________

FORM 8-K

Current Report
Dated September 30, 2002

of

ARRIS GROUP, INC.

A Delaware Corporation
IRS Employer Identification No. 58-2588724
SEC File Number 001-16631

11450 Technology Circle
Duluth, Georgia 30097
(678) 473-2000

SIGNATURES
EX-10.1 FIFTH AMENDMENT TO CREDIT AGREEMENT
EX-99.1 PRESS RELEASE

Item 5. Other Events.

     Effective as of September 30, 2002, ARRIS Group, Inc. amended its existing credit agreement. A copy of the Fifth Amendment to Credit Agreement is attached to this Report as Exhibit 10.1. A copy of the press release relating to the Fifth Amendment to Credit Agreement is attached to this Report as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

10.1	Fifth Amendment to Credit Agreement, dated as of September 30, 2002.

99.1	Press release.

1

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arris Group, Inc.

	By:	/s/ David B. Potts David B. Potts Senior Vice President, Finance

Dated: October 10, 2002

2